PROMMISSORY NOTE

Principal Amount: $75,000.00 **Date: August 17, 2006**

Promise to Pay. FOR VALUE RECEIVED, the undersigned, Decorize, Inc., a Delaware Corporation (Borrower"), promises to pay to the order of Quest Capital Alliance II, L.L.C. a Missouri limited liability company, its successors or assigns ("Lender") at 3140 E. Division St., Springfield, MO 65802, or at such other place or places as the Lender hereof may from time to time designate in writing, the principal sum of Seventy-five thousand and no/100 dollars, in lawful money of the United States of America. This Note shall accrue interest from the date hereof until maturity, whether by acceleration or otherwise at a rate equal to thirteen and one quarter per cent (13.25%) per anum (the "Interest Rate").

Loan Fee. A loan fee of $250.00 will be charged with the origination of the note.

Payment. The outstanding principal sum and all accrued interest thereon shall be due and payable in full on November 17, 2006.

Prepayment. The privilege is hereby reserved to prepay at any time all or any part of the outstanding principal balance or interest hereunder. Any partial prepayment shall be credited first, to the accrued interest and, second, to the principal due hereunder and no partial prepayment shall affect the obligation to make the payments of principal and interest at the time and in the amounts provided for herein.

Default. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any other agreement between Lender and Borrower.

Dissolution or Insolvency. The dissolution or insolvency of Borrower, the appointment if a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts.

Adverse Change. A material adverse chance occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Lender's Rights Upon Default. Upon the occurrence of an Event of Default, then, or at any time thereafter during any such event, upon five (5) days prior written notice to the undersigned, the outstanding principal balance hereunder, accrued interest, and any other amount due under the Note or any other agreement by and between Borrower and Lender, shall, at the option of the Lender hereof, immediately become due and payable and the total of such sums, including accrued interest (if permitted by law), shall bear interest from the time of exercise of such option until the same is paid at a rate equal to three percent (3%) above the Interest Rate. The failure of the Lender to exercise said option shall not preclude the Lender from exercising any other right which the Lender may be entitled to exercise upon the occurrence of any such event, and the failure to exercise the option herein granted or any other right which the Lender may be entitled to exercise shall not constituted a wavier of the right to exercise said option or any other right upon the subsequent occurrence of any such event.

Attorney's Fees. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender the amount Lender pays in connection with the collection. This includes, subject to any limits under applicable law, Lender's attorney's fees and Lender's legal expenses whether or not there is a lawsuit, including any attorney's and expenses for bankruptcy proceedings and appeals. If not prohibited by applicable law, Borrower will also pay any court costs, in addition to all other sums provided by law.

Governing Law. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Missouri. This Note has been accepted by Lender in the State of Missouri.

Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Greene County, Missouri.

Interest Rate. Notwithstanding anything contained herein to the contrary, in no event shall interest accrue under this Note or any other agreement now or hereafter given in connection with or as security for this Note at a rate in excess of the highest applicable rate permitted by law and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof shall be due or paid, any such excess shall constitute a payment and be applied to the principal hereof.

Successor Interests. The terms of this Note shall be binding upon Borrower, and upon Borrower's successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.

Assignment. The Lender of this Note shall have the right to make partial assignments and/or endorsements of this Note without the prior written consent of the undersigned.

General Provisions. Presentment and demand for payment, notice of non-payment, protest, protest of non-payment, notice of dishonor or default and any and all lack of diligence and suit are hereby waived by all parties liable hereon. All endorsers, guarantors, sureties or other persons who may now or hereafter be liable for the payment of this Note, by endorsing, guaranteeing or assuming this Note, consent to all of the terms and conditions herein contained and agree that this Note may be modified, extended or renewed in whole or in part, without notice, including (a) the impairment, substitution, exchange or release at any time or times of all or any part of any security or collateral security now or hereafter furnished, (b) the release of , or the impairment of the right of recourse against, the maker or any endorser, guarantor, surety or any other person now or hereafter liable hereon, (c) the substitution of renewal or extension notes for this Note, (d) the modification of any terms of this Note or any other agreement now or hereafter given in connection with or as security for this Note, and (e) any changes in the rate of interest hereon or the imposition of any fees whether authorized under this Note or any other agreement now or hereafter given in connection with or as security for this Note.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN BORROWER AND LENDER, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

Stephen R Crowder President

Decorize, Inc.

By Stephen R. Crowder, President & CEO